                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

FILED BY THE REGISTRANT [ ]      FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
_______________________________________________________________________________

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               VICOR CORPORATION
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:
_______________________________________________________________________________

                              VICOR CORPORATE LOGO

                                 April 29, 2003

Dear Stockholder:

      You are cordially invited to attend the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Vicor Corporation (the "Corporation"). The Annual Meeting will be held:

DATE:     June 26, 2003
TIME:     5:00 P.M. local time
PLACE:    Andover Country Club
          60 Canterbury Street
          Andover, Massachusetts

      The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting. The Proxy Statement contains a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, your management will report on the operations of the Corporation, and the directors and officers of the Corporation will be available to respond to appropriate questions from stockholders.

      The Board of Directors encourages you to promptly complete, date, sign and return your Proxy Card. Return of the Proxy Card indicates your interest in the Corporation's affairs. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your proxy at that time.

                                         Sincerely yours,


                                         LOGO
                                         PATRIZIO VINCIARELLI
                                         Chairman of the Board, President
                                         and Chief Executive Officer

                                VICOR CORPORATION
                                 ---------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 26, 2003
                                 ---------------

      NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Vicor Corporation (the "Corporation") will be held on Thursday, June 26, 2003 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:

            1. To fix the number of Directors at seven and to elect seven Directors to hold office until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

            2. To consider and act upon any other matters which may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

      Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

      The Board of Directors has fixed the close of business on April 30, 2003 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

      You are requested to authorize a proxy to vote your shares by completing, dating and signing the enclosed Proxy Card, which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by a writing delivered to the Corporation stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person by notifying the Secretary, even if they have previously delivered a signed proxy.

                                         By Order of the Board of Directors

                                         MARK A. GLAZER
                                         Secretary

Andover, Massachusetts
April 29, 2003

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                VICOR CORPORATION

                                25 FRONTAGE ROAD
                          ANDOVER, MASSACHUSETTS 01810
                            TELEPHONE (978) 470-2900
                            ------------------------
                                 PROXY STATEMENT
                              ---------------------

                   FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, JUNE 26, 2003

                                                                  April 29, 2003

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vicor Corporation (the "Corporation") from holders of the outstanding shares of capital stock of the Corporation for use at the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of the Corporation to be held on Thursday, June 26, 2003 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and at any adjournments or postponements thereof. At the Annual Meeting, stockholders will be asked to consider and vote on the proposals set forth in this Proxy Statement.

      This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 16, 2003. The Board of Directors has fixed the close of business on April 30, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As of March 31, 2003, there were outstanding and entitled to vote 29,879,680 shares of Common Stock and 11,880,100 shares of Class B Common Stock of the Corporation. Each share of Common Stock entitles the holder thereof to one vote per share and each share of Class B Common Stock entitles the holder thereof to ten (10) votes per share. Shares of Common Stock and Class B Common Stock will vote together as a single class on the proposals set forth in this Proxy Statement.

      Stockholders of the Corporation are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the fixing of the Board of Directors at seven and the election of the seven nominees for Directors of the Corporation named in this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

      A stockholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Corporation at the address of the Corporation set forth above; (2) filing a duly executed proxy bearing a later date; or (3) appearing in person, notifying the Secretary and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. The presence, in person or by proxy, of holders of a majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or other nominees that are represented at the Annual Meeting but as to which such brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all proposals, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

      The cost of solicitation of proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Corporation may also solicit proxies personally or by telephone without special compensation for such activities. The Corporation will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such holders for their reasonable expenses in connection therewith.

      The Corporation's 2002 Annual Report (the "Annual Report"), including financial statements for the fiscal year ended December 31, 2002, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Board of Directors of the Corporation has nominated the seven individuals named below for election as Directors. Each of the nominees is presently serving as a Director of the Corporation. If elected, the nominees will serve until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Properly executed proxies will be voted for the nominees named below unless otherwise specified in the proxy. The Board of Directors anticipates that each of the nominees, if elected, will serve as a Director. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies solicited hereby will be voted either for the election of another person designated by the Board of Directors or to fix the number of Directors at a lesser number and elect the nominees able and willing to serve. A plurality of the votes cast by the holders of Common Stock and Class B Common Stock, voting together as a single class, for a nominee for Director shall elect such nominee. Accordingly, abstentions, broker non-votes and votes withheld from any nominee will have no effect on this proposal. Holders of voting rights sufficient to elect each of the nominees named below have indicated an intention to vote in favor of such nominees.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

INFORMATION REGARDING NOMINEES

      The following sets forth certain information as of March 31, 2003 with respect to the seven nominees for election to the Board of Directors. Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled "Principal and Management Stockholders." There is no family relationship among any of the Directors or executive officers of the Corporation.

                               DIRECTOR
   NAME                 AGE     SINCE     PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
   ----                 ---     -----     ----------------------------------------
Patrizio Vinciarelli .   56      1981     Chairman of the Board, President and Chief
                                          Executive Officer of the Corporation.

Estia J. Eichten .....   56      1981     Senior Scientist with the Fermi National
                                          Accelerator Laboratory in Batavia, Illinois;
                                          President of VLT Corporation, a wholly-owned
                                          subsidiary of the Corporation, from 1987 to
                                          July 2000.  Mr. Eichten is currently a
                                          Director of VLT, Inc., a wholly-owned
                                          subsidiary of the Corporation.

Jay M. Prager ........   56      1993     Senior Vice President, Technology of the
                                          Corporation.

Barry Kelleher. ......   54      1999     Senior Vice President, Global Operations of
                                          the Corporation.

                               DIRECTOR
   NAME                 AGE     SINCE     PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
   ----                 ---     -----     ----------------------------------------
David T. Riddiford ...   67      1984     General Partner of the general partner of PR
                                          Venture Partners, Limited Partnership, a
                                          venture capital affiliate of Pell, Rudman &
                                          Co., Inc., an investment advisory firm, since
                                          1987. Mr. Riddiford is currently a Director
                                          of Datawatch Corporation, a provider of
                                          enterprise reporting and business
                                          intelligence solutions and support center
                                          software.

M. Michael Ansour ....   49      1993     Managing Member of March Partners LLC, an
                                          investment company in New York City, since
                                          1992.

Samuel Anderson. .....   46      2001     Founder, Chairman, Chief Executive Officer
                                          and President of GreatWall Semiconductor
                                          since its inception in 2002.  Vice President
                                          of Corporate Business Development of ON
                                          Semiconductor Corporation from 1999 to 2001.
                                          Director of Operations of Motorola, Inc.'s
                                          Components Mixed Signal Operations and
                                          various positions in Motorola's Semiconductor
                                          Products Sector from 1984 to 1999.

      The Corporation's Board of Directors held four meetings during the fiscal year ended December 31, 2002. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served during 2002. The Board of Directors has established an Audit Committee and an Executive Compensation Committee. The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

      Audit Committee - The Board of Directors has established an Audit Committee that complies with the listing standards of the National Association of Securities Dealers ("NASD"). The Audit Committee is composed of Messrs. Anderson, Ansour and Riddiford. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is set forth in the section of this Proxy Statement entitled "Report of the Audit Committee." The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which was filed with the Securities and Exchange Commission (the "SEC") on April 27, 2001 as Appendix A to the Corporation's Proxy Statement for the 2001 Annual Meeting of Stockholders. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the NASD listing standards.

      Executive Compensation Committee - The Executive Compensation Committee is composed of Messrs. Eichten, Riddiford and Ansour. The Executive Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the officers of the Corporation and administering the Corporation's stock option and bonus plans pursuant to authority delegated to it by the Board of Directors. The Executive Compensation Committee did not hold any formal meetings during 2002; however, they did act by written consent in lieu of meetings, including for the purpose of approving all stock option awards during 2002.

      DIRECTORS' COMPENSATION

      Directors of the Corporation do not currently receive cash compensation for their service on the Board of Directors. In 2002, each employee Director, other than any Director who held in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Mr. Vinciarelli), and each non-employee Director received a discretionary grant of non-qualified stock options upon election as a Director on June 27, 2002 under the Corporation's Amended and Restated 2000 Stock Option and Incentive Plan (the "2000 Plan"). Each non-employee Director and each employee Director, other than Mr. Vinciarelli, received non-qualified stock options to purchase up to 13,096 and 6,548 shares, respectively, of Common Stock. Forty percent (40%) of these options became exercisable seven months after the date of grant (i.e., January 27, 2003), with the remainder becoming exercisable in three equal annual installments of 20% beginning January 27, 2004. All such options are exercisable at a price per share equal to $7.15, the last reported sale price per share of Common Stock on the date of grant.

      EXECUTIVE OFFICERS

      Executive officers hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The following persons are the executive officers of the Corporation.

      Patrizio Vinciarelli, 56, Chairman of the Board, President and Chief Executive Officer. Dr. Vinciarelli founded the Corporation in 1981 and has served as Chairman, President and Chief Executive Officer since that time.

      Jay M. Prager, 56, Senior Vice President, Technology since 1991. Mr. Prager held the position of Vice President, Systems Engineering from 1987 to 1991. Prior to joining the Corporation in 1987, Mr. Prager was Director, New Product Development, at the Modicon Division of Gould, Inc., a manufacturer of industrial control equipment, where he spent a total of nine years in various engineering and engineering management roles.

      Barry Kelleher, 54, Senior Vice President, Global Operations since March 1999. Mr. Kelleher held the position of Senior Vice President, International Operations from 1993 to 1999. Prior to joining the Corporation in 1993, Mr. Kelleher was employed at Computer Products Inc., a manufacturer of power conversion products, since 1981, where he held the position of Corporate Vice President and President of the Power Conversion Group.

      David W. Nesbitt, 57, Senior Vice President, North and South American Sales since 1995. Mr. Nesbitt held the position of Vice President, Sales from 1989 to 1992 and Vice President, North American Sales from 1992 to 1995. Prior to joining the Corporation in 1989, Mr. Nesbitt was employed at Siliconix, Inc., a manufacturer of integrated circuits, from 1981 to 1989, where he held the position of Central Area Manager from 1981 to 1986, at which time he was promoted to Director, North American Sales.

      Mark A. Glazer, 50, Chief Financial Officer, Treasurer and Secretary since 1997. From April 1998 to March 1999, Mr. Glazer was Acting Vice President, Operations. Mr. Glazer held the position of Vice President, Finance from 1993 to 1997 and Controller of the Corporation from 1988 to 1993. From 1983 to 1988, Mr. Glazer was employed by Analog and Digital Systems, Inc., a manufacturer of home and automotive stereo equipment, where he was Controller from 1983 to 1986 and Treasurer from 1986 to 1987, after which time he was promoted to Vice President, Finance.

      Thomas A. St. Germain, 65, Vice President, Financial Services since 1998. From 1993 to 1998, Mr. St. Germain was employed at Summa Four, Inc., a manufacturer of specialized digital switches, where he held the position of Senior Vice President, Chief Financial Officer and Treasurer.

      H. Allen Henderson, 55, Vice President, Vicor Corporation since 1999; President, Westcor Division since March 1999; and President and Chief Executive Officer, VLT, Inc. since July 2000. Mr. Henderson held the position of General Manager of the Westcor Division from 1987 to 1999 and Sales Manager from 1985 to 1987. Prior to joining the Corporation in 1985, Mr. Henderson was employed at Boschert, Inc., a manufacturer of power supplies, since 1984, where he held the position of Director of Marketing.

      Douglas W. Richardson, 55, Vice President, Chief Information Officer since November 2000. From 1996 to 2000, Mr. Richardson held the position of Director, Application Development and Manager, Computer Integrated Manufacturing of the Corporation from 1994 to 1996. Prior to joining the Corporation in 1994, Mr. Richardson was a Program Manager and Director of Quality Management from 1982 to 1994 for ITP Systems, a subsidiary of PricewaterhouseCoopers, specializing in manufacturing automation systems.

      Richard E. Zengilowski, 48, Vice President, Human Resources since August 2001. Prior to joining the Corporation in 2001, Mr. Zengilowski was employed by Simplex Time Recorder Co., a manufacturer and distributor of life safety equipment and automated time and attendance products, from 1992 to 2001, where he held the position of Assistant General Counsel from 1992 to 1998 and Director of Legal Affairs, Human Resources from 1998 to 2001.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

      The following table sets forth the beneficial ownership of the Corporation's Common Stock and Class B Common Stock held by (1) each person or entity that is known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation's common stock, (2) each Director of the Corporation, (3) each of the executive officers of the Corporation named in the Summary Compensation Table, and (4) all Directors and executive officers as a group, based on representations of the Directors and executive officers of the Corporation as of February 1, 2003, a review of filings on Schedules 13D, 13F and 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and holdings reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") as of December 31, 2002. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares. The information in the table reflects shares outstanding of each class of common stock on February 1, 2003, and does not, except as otherwise indicated below, take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock. The percentages have been determined as of February 1, 2003 in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 42,200,680 shares of common stock that were outstanding on such date, of which 30,320,580 were shares of Common Stock entitled to one vote per share and 11,880,100 were shares of Class B Common Stock entitled to ten (10) votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

                                                  TOTAL                           PERCENT OF
                                                NUMBER OF         PERCENT OF       CLASS B
                                                 SHARES          COMMON STOCK    COMMON STOCK       PERCENT
                                              BENEFICIALLY       BENEFICIALLY    BENEFICIALLY      OF VOTING
NAME AND ADDRESS OF BENEFICIAL OWNER (1)      OWNED (2) (3)         OWNED           OWNED            POWER
----------------------------------------      -------------         -----           -----            -----
Patrizio Vinciarelli ......................    20,983,572              32.8%           92.8%          80.5%
Estia J. Eichten ..........................     1,271,965(4)            1.9%            5.8%           5.0%
David T. Riddiford ........................       119,751(5)              *               *              *
David W. Nesbitt ..........................        67,669                 *               *              *
M. Michael Ansour .........................        41,051                 *               *              *
Jay M. Prager .............................        40,146                 *               *              *
Barry Kelleher ............................        35,194                 *               *              *
H. Allen Henderson ........................        25,230                 *               *              *
Samuel Anderson ...........................        14,980                 *               *              *
All Directors and executive officers
  as a group (13 persons) .................    22,657,067              35.6%           98.8%          85.8%
David R. Wilmerding, III (6)
  1119 St. Paul Street,
  Baltimore, MD 21202 .....................     1,625,489               5.4%              *            1.1%

------------
*     Less than 1%

(1) The address of Mr. Eichten is: c/o Fermi National Accelerator Laboratory, Kirk Road and Pine Street, Batavia, IL 60510. The address of each other person named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2) Includes shares issuable upon the exercise of options to purchase Common Stock that are exercisable or will become exercisable on or before April 2, 2003 in the following amounts: Mr. Vinciarelli, 29,370 shares of Common Stock; Mr. Eichten, 24,051 shares of Common Stock; Mr. Riddiford, 22,051 shares of Common Stock; Mr. Nesbitt, 67,669 shares of Common Stock; Mr. Ansour, 22,051 shares of Common Stock; Mr. Prager, 39,850 shares of Common Stock; Mr. Kelleher, 34,644 shares of Common Stock; Mr. Henderson, 25,230 shares of Common Stock; Mr. Anderson, 14,980 shares of Common Stock; and all Directors and executive officers as a group, 339,105 shares of Common Stock.

(3) The calculation of the total number of Common Stock shares beneficially owned includes the following: for Mr. Vinciarelli, 11,023,648 shares of Class B Common Stock; for Mr. Eichten, 690,700 shares of Class B Common Stock; for Mr. Ansour, 18,000 shares of Class B Common Stock; and for all Directors and executive officers as a group, 11,732,348 shares of Class B Common Stock.

(4) Includes 8,750 shares of Common Stock beneficially owned by Mr. Eichten's spouse as to which Mr. Eichten disclaims beneficial ownership. In addition, Mr. Eichten is a trustee of the Belle S. Feinberg Memorial Trust, which holds 70,700 shares of Common Stock as to which Mr. Eichten disclaims beneficial ownership.

(5) Includes 4,500 shares of Common Stock beneficially owned by Mr. Riddiford's spouse as to which Mr. Riddiford disclaims beneficial ownership.

(6) Information reported is based upon a Schedule 13G/A filed on February 12, 2003. This Schedule 13G/A indicates that the reporting person (i) has sole dispositive and sole voting power with respect to 138,500 of the shares, and (ii) shares dispositive and voting power with respect to 1,486,989 of the shares.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth, for each of the Corporation's last three fiscal years, the annual compensation paid by the Corporation to the Chief Executive Officer and the other four most highly compensated executive officers who, on the basis of annual salary and bonus, earned more than $100,000 during 2002.

                                                            ANNUAL COMPENSATION
                                                            -------------------
                                                                                              LONG TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                                                                SHARES
                                                                             OTHER ANNUAL     UNDERLYING
NAME AND PRINCIPAL POSITION             YEAR        SALARY         BONUS    COMPENSATION(1)   OPTIONS (#)
---------------------------             ----        ------         -----    ---------------   -----------
Patrizio Vinciarelli ................   2002     $  239,346     $       --     $   10,278             --
President and Chief                     2001        238,193             --          9,933          7,182
Executive Officer                       2000        228,846             --          9,784          8,030

Jay M. Prager .......................   2002        202,223             --          9,237          7,836
Sr. Vice President,                     2001        201,300             --         10,056         10,506
Technology                              2000        194,231             --          9,490          7,362

David W. Nesbitt ....................   2002        184,330            669          9,915          1,170
Sr. Vice President,                     2001        182,738         40,257          8,597          6,594
North and South American Sales          2000        175,154         58,666          9,080          3,923

Barry Kelleher ......................   2002        195,385             --         10,749          7,544
Sr. Vice President,                     2001        194,685         18,614         10,515         10,053
Global Operations                       2000        186,077         44,114          9,093          4,955

H. Allen Henderson ..................   2002        176,000             --         20,021          1,095
Vice President, Vicor Corporation       2001        158,231             --         21,424         12,124
President, Westcor Division             2000        164,523             --          8,769          6,302
President, VLT, Inc.

(1) This column sets forth the cost of providing certain perquisites and benefits to the named executive officers. The amounts shown relate primarily to automobile allowances, which were as follows: for Mr. Vinciarelli, $9,874 in 2002, $9,668 in 2001 and $8,043 in 2000; Mr.
      Prager, $8,987 in 2002, $9,931 in 2001 and $9,240 in 2000; Mr. Nesbitt,
      $8,070 in 2002, $7,310 in 2001 and $8,043 in 2000; Mr. Kelleher, $8,381 in
      2002, $8,340 in 2001 and $8,180 in 2000; and Mr. Henderson, $7,200 in
      2002, $7,200 in 2001 and $7,200 in 2000. The remaining amounts shown in this column for each executive officer represents premiums and reimbursements for supplemental medical insurance costs.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

   The following table sets forth each grant of stock options during the fiscal year ended December 31, 2002 to the Chief Executive Officer and each other executive officer named in the Summary Compensation Table. All stock options granted in 2002 were options to purchase shares of the Corporation's Common Stock. No stock appreciation rights ("SARs") have been granted by the Corporation. The table also shows the value of the options at the end of the option terms assuming the price of the Corporation's Common Stock appreciates annually by 5% and 10%, respectively. The options will only have value if they are exercised, and that value will depend entirely on the market price of the Common Stock on the exercise date. Potential realizable values are based on assumed compound annual appreciation rates specified by the SEC and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. There can be no assurance that the price of the Common Stock will appreciate at the rates shown in the table. A total of 1,053,377 options to purchase Common Stock were granted to the Corporation's employees during fiscal year ended December 31, 2002.

                                             INDIVIDUAL GRANTS
                           ------------------------------------------------------      POTENTIAL REALIZABLE
                            NUMBER OF                                                    VALUE AT ASSUMED
                             SHARES       PERCENT OF                                  ANNUAL RATES OF STOCK
                           UNDERLYING   TOTAL OPTIONS                                 PRICE APPRECIATION FOR
                            OPTIONS      GRANTED TO     EXERCISE OR                         OPTION TERM
                            GRANTED     EMPLOYEES IN    BASE PRICE     EXPIRATION     ----------------------
NAME                          (#)       FISCAL YEAR       ($/SH)          DATE           5%           10%
----                          ---       -----------       ------          ----           --           ---
Patrizio Vinciarelli ...         0           0.00%       $       0             --    $       0     $       0

Jay M. Prager ..........     6,548(1)        0.65             7.15      7/27/2008       16,175        36,775
                             1,288(2)        0.13             6.18      8/23/2008        2,751         6,256

David W. Nesbitt .......     1,170(2)        0.12             6.18      8/23/2008        2,499         5,683

Barry Kelleher .........     6,548(1)        0.65             7.15      7/27/2008       16,175        36,775
                               996(2)        0.10             6.18      8/23/2008        2,128         4,838

H. Allen Henderson .....     1,095(2)        0.11             6.18      8/23/2008        2,339         5,319

-----------

(1) These options were granted on June 27, 2002. Forty percent (40%) became exercisable on January 27, 2003 and the remainder will become exercisable in three equal annual installments of 20% beginning January 27, 2004.

(2) These options were granted on July 23, 2002. Forty percent (40%) become exercisable on February 23, 2003 and the remainder will become exercisable in three equal annual installments of 20% beginning February 23, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

      The following table sets forth the shares acquired and the value realized upon exercise of options to purchase Common Stock during the fiscal year ended December 31, 2002 by the Chief Executive Officer and each other executive officer named in the Summary Compensation Table and certain information concerning the number and value of unexercised options.

                                                              NUMBER OF SHARES                  VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED                  IN-THE-MONEY
                           SHARES                       OPTIONS AT FISCAL YEAR-END (#)    OPTIONS AT FISCAL YEAR-END ($) (1)
                        ACQUIRED ON       VALUE         ------------------------------    ----------------------------------
NAME                    EXERCISE (#)   REALIZED ($)     EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----                    ------------   ------------     -----------      -------------     -----------      -------------
Patrizio Vinciarelli .           --     $       --         28,694            10,594        $       --        $       --
Jay M. Prager ........           --             --         35,282            23,073                --             9,869
David W. Nesbitt .....        5,710         18,637         66,907             9,937           163,810             2,422
Barry  Kelleher ......           --             --         30,452            22,277                --             9,265
H. Allen Henderson ...           --             --         24,270            12,349                --             2,267

----------

(1) Equal to the aggregate market value of shares covered by in-the-money options on December 31, 2002 (based on the last reported sale price of the Corporation's Common Stock on NASDAQ on December 31, 2002 of $8.25 per share), less the aggregate option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The Executive Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee") consists of David T. Riddiford, Estia
J. Eichten, and M. Michael Ansour, none of whom are employees of the Corporation. The Compensation Committee establishes the terms of and grants awards under the Corporation's 1993 Stock Option Plan (the "1993 Plan"), the 1998 Stock Option and Incentive Plan (the "1998" Plan), the 2000 Plan and other benefit plans. The Compensation Committee also approves compensation policies for executive officers.

Compensation Policies for Executive Officers

      The Corporation's compensation program for executive officers currently consists primarily of a base salary and awards of stock options. In addition to base salary, the Corporation provides certain benefits to executive officers, such as automobile allowances and enhanced health insurance coverage, that are not available to employees generally. Salary levels for executive officers are proposed by management and approved by the Compensation Committee. There were no base salary increases in 2002 for any executive officer due to the continued slowdown in the Corporation's business.

      The primary element of the Corporation's incentive compensation program has been the granting of options to purchase shares of the Corporation's Common Stock under the Corporation's 1993 Plan, 1998 Plan and 2000 Plan. Substantially all of the Corporation's employees, including its executive officers, participate in the 1993 Plan, the 1998 Plan and the 2000 Plan. The 1993 Plan, the 1998 Plan and the 2000 Plan are designed to give each participating employee an ownership interest in the Corporation and to align the interests of the employees with those of the Corporation's stockholders.

      Stock options are granted to employees and executive officers based upon guidelines established by the Board of Directors and the Compensation Committee. From time to time, the Corporation grants continuation option awards ("Continuation Awards") to employees and executive officers. The number of continuation option awards granted to executive officers is based on a formula that calculates the quotient obtained by dividing (A) the product of two times the executive officer's merit salary increase (based on the executive officer's performance review) by (B) the market value per share of the Corporation's Common Stock on the date of grant. The number of options to be granted is approved by the Compensation Committee and is not based on any corporate or business unit performance measures. All Continuation Awards are made with a five-year vesting schedule. Because there were no base salary increases in 2002, there were no continuation option awards granted in 2002 to employees or executives of the Corporation.

      In addition to Continuation Awards, the Corporation began a Quarterly Profit Option Plan (the "QPOP") in 2000. Options under the QPOP are granted to all eligible employees and officers. Under the QPOP, the aggregate number of options available for grant each quarter with respect to each of the Corporation's business units is based on a formula, which calculates the quotient obtained by dividing (A) the sum of (1) 50% of the applicable business unit's net income for the applicable quarter plus (2) two times the increase in net income (if any) between the applicable quarter and the corresponding quarter of the prior year, by (B) the market value per share of the Corporation's Common Stock on the date of grant. Option grants under the QPOP are based upon an employee's salary and length of service. For eligible employees and officers, their portion of the QPOP option award is determined by calculating their pro-rata share of the employee salary pool. The employee salary pool is the sum of each employee's base salary multiplied by a percentage which is based on such employee's length of service with the Corporation. For eligible employees and officers having less than five years of service, a rate of 40% of base salary is used. The rate increases to 50% at five years of service and then increases an additional 2% for each year of service up to a maximum of 70% at 15 years of service. Forty percent (40%) of the options become exercisable seven months after the date of grant, with the remainder vesting in three equal annual installments of 20% thereafter.

      Each quarter, 15% of the options available under the QPOP are reserved for Outstanding Contributor awards for eligible employees and officers. These awards are intended to recognize and reward employees or teams of employees for contributions beyond expected job performance. Nominations are submitted by department managers and supervisors, which are reviewed and approved by a review committee designated by the Corporation's officers. These options become exercisable in five equal annual installments. All options granted under the QPOP, including the Outstanding Contributor awards, are approved by the Compensation Committee.

      Finally, to the extent applicable to the Corporation, the Compensation Committee intends to review and to take any necessary and appropriate steps to ensure that the Corporation complies with certain income tax regulations, which, if not satisfied, would limit the deductibility of executive compensation above specified amounts.

Compensation of Chief Executive Officer

      The Compensation Committee approves the annual salary for Mr. Vinciarelli, the Corporation's Chief Executive Officer. The Compensation Committee does not have specific criteria, either in terms of individual or corporate performance, in evaluating the base salary of the Chief Executive Officer. In light of the relatively low cash compensation paid to the Chief Executive Officer, the Compensation Committee has not attempted to relate compensation of the Chief Executive Officer to the performance of the Corporation. Based on salary data from surveys and other sources, the Compensation Committee believes that the Chief Executive Officer's salary is at the lower end of the range of salaries for CEOs of comparable companies.

      In 2001, the Compensation Committee determined to begin including Mr. Vinciarelli in the granting of stock options described above as "QPOP" options, however, Mr. Vinciarelli did not receive any QPOP awards in 2002. As in prior years, the Corporation continued to exclude Mr. Vinciarelli from the granting of Continuation Awards, if any, because of Mr. Vinciarelli's significant stock holdings in the Corporation and the practice of basing such awards on performance reviews that were typically prepared by Mr. Vinciarelli.

               Submitted by the Executive Compensation Committee:
                                M. Michael Ansour
                                Estia J. Eichten
                               David T. Riddiford

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Messrs. Eichten, Riddiford, and Ansour serve on the Compensation Committee. Messrs. Eichten, Riddiford and Ansour do not serve as officers of the Corporation. The Corporation is not aware of any compensation committee interlocks.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors' independence.

      The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held four meetings during fiscal 2002.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

                        Submitted by the Audit Committee:
                                 Samuel Anderson
                                M. Michael Ansour
                               David T. Riddiford

APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Corporation for the current fiscal year. During the year ended December 31, 2002, the Corporation paid the following fees to Ernst & Young LLP:

Audit Fees                            $250,000
Financial Information Systems
   Design and Implementation Fees     $     --
Audit Related Fees (1)                $ 78,000
All Other Fees (2)                    $143,000

(1) Includes fees for accounting and SEC consultations, audits of employee benefit plans and for statutory audits of foreign subsidiaries.

(2)   Includes fees for domestic and international tax services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Mr. Vinciarelli, the President and Chief Executive Officer of the Corporation, had previously borrowed funds from the Corporation pursuant to a series of unsecured term notes. The notes had terms of eight years and matured at various dates through March 2009. Each note bore interest at the greater of the prime borrowing rate less 1%, or the applicable federal rate under the Internal Revenue Code of 1986, as amended. The largest aggregate amount of all indebtedness outstanding at any time during 2002 was $2,312,581, including accrued interest. The notes were repaid in full in December 2002.

STOCKHOLDER RETURN PERFORMANCE GRAPH

      The graph set forth below presents the cumulative, five-year stockholder return for each of the Corporation's Common Stock, the Standard & Poor's 500 Index ("S & P 500 Index") and an index of peer group companies selected by the Corporation (the "Peer Group"). The Peer Group consists of the following ten
(10) publicly-traded companies in the specialty electronic component industry:
Analog Devices Incorporated; Intel Corporation; Linear Technology Corporation; LSI Logic Corporation; Xilinx Incorporated; Maxim Integrated Products, Inc. ("Maxim"); Semtech Corporation; Intersil Corporation; Altera Corporation and RF Micro Devices, Inc. One company historically selected by the Corporation for inclusion in the Peer Group (i.e. Dallas Semiconductor) was acquired in 2002. The Corporation replaced Dallas Semiconductor Corporation ("DSC") in its Peer Group with Maxim, the company that acquired DSC in 2002. In addition, the Corporation removed two companies from inclusion in the Peer Group, Cypress Semiconductor Corporation and Integrated Device Technology Incorporated, as management of the Corporation believes that their product and market focus is no longer consistent with that of the Corporation. The Corporation added four new companies for inclusion in the Peer Group: Semtech Corporation, Intersil Corporation, Altera Corporation and RF Micro Devices, Inc. whose product and market focus is more in line with that of the Corporation. In accordance with the rules of the Securities and Exchange Commission, the graph also includes the data for the peer group companies used in the Corporation's proxy statement for its 2002 Annual Meeting of Stockholders ("Prior Peer Group").

      The graph assumes an investment of $100 on December 31, 1997 in each of the Corporation's Common Stock, the S & P 500 Index, the Prior Peer Group and the Current Peer Group, and assumes reinvestment of all dividends. The peer group indices used in the graph are market capitalization-weighted. The historical information set forth below is not necessarily indicative of future performance.

                    COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                     AMONG VICOR CORPORATION, S&P 500 INDEX
              AND INDICES OF PRIOR AND CURRENT PEER GROUP COMPANIES

                                                           PRIOR        CURRENT
 MEASUREMENT PERIOD           VICOR           S&P       PEER GROUP    PEER GROUP
(FISCAL YEAR COVERED)      CORPORATION     500 INDEX     COMPANIES     COMPANIES
---------------------      -----------     ---------     ---------     ---------
Measurement Pt-12/31/97     $   100.00    $   100.00    $   100.00    $   100.00
     FYE 12/31/98           $    33.18    $   128.58    $   165.14    $   164.61
     FYE 12/31/99           $   149.31    $   155.64    $   246.79    $   252.39
     FYE 12/31/00           $   111.98    $   141.47    $   191.18    $   198.79
     FYE 12/31/01           $    59.72    $   124.66    $   193.06    $   200.47
     FYE 12/31/02           $    30.42    $    97.11    $    97.68    $   102.51

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Corporation's executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the SEC and NASDAQ. Insiders are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file. To the Corporation's knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2002, all transactions in the Corporation's securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported, except one transaction that Mr. David T. Riddiford failed to timely report.

                              INDEPENDENT AUDITORS

      The Corporation has selected Ernst & Young LLP as the independent auditors for the Corporation for the fiscal year ending December 31, 2003. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given the opportunity to make a statement. The representative is expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Corporation on or before January 1 , 2004 in order to be considered for inclusion in the Corporation's proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation's proxy statement and form of proxy and should be directed to: Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810, Attention: Secretary. It is suggested that any stockholder proposal be transmitted by certified mail, return receipt requested.

      Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation's proxy statement described above, that the Corporation receives at the above address after April 1, 2004. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation's proxy statement described above, that the Corporation receives on or before April 1, 2004, subject to SEC rules governing the exercise of this authority.

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE
--------------------------------------------------------------------------------
                                VICOR CORPORATION
--------------------------------------------------------------------------------

                                  COMMON STOCK

1.    Proposal to elect the following Directors:

Nominees:  (01) M. Michael Ansour       (04) Jay M. Prager              (07) Samuel Anderson
           (02) Estia J. Eichten        (05) David T. Riddiford
           (03) Barry Kelleher          (06) Patrizio Vinciarelli

[ ]
      ---------------------------------------
      For  all nominees except as noted above


                      Mark box at right if an address change or comment has [ ] been noted on the reverse side of this card

                      Please be sure to sign and date this Proxy.

Signature:                                               Date:
          ----------------------------------------------      ------------------
Signature:                                               Date:
          ----------------------------------------------      ------------------


Detach Card                                                          Detach Card

                                VICOR CORPORATION

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 2003 Annual Meeting of Stockholders on June 26, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

COMMON                         VICOR CORPORATION                          COMMON

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 26, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the "Corporation") held by the undersigned at the close of business on April 30, 2003, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 26, 2003 at 5:00 p.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation's 2002 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-----------------------------------        -------------------------------------

-----------------------------------        -------------------------------------

-----------------------------------        -------------------------------------

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE
--------------------------------------------------------------------------------
                                VICOR CORPORATION
--------------------------------------------------------------------------------

                              CLASS B COMMON STOCK

1.    Proposal to elect the following Directors:

Nominees:  (01) M. Michael Ansour       (04) Jay M. Prager              (07) Samuel Anderson
           (02) Estia J. Eichten        (05) David T. Riddiford
           (03) Barry Kelleher          (06) Patrizio Vinciarelli

[ ]   --------------------------------------
      For all nominees except as noted above


                      Mark box at right if an address change or comment has [ ] been noted on the reverse side of this card

                      Please be sure to sign and date this Proxy.

Signature:                                               Date:
          ----------------------------------------------      ------------------
Signature:                                               Date:
          ----------------------------------------------      ------------------


Detach Card                                                          Detach Card

                                VICOR CORPORATION

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 2003 Annual Meeting of Stockholders on June 26, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Vicor Corporation

CLASS B COMMON                  VICOR CORPORATION                 CLASS B COMMON

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 26, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the "Corporation") held by the undersigned at the close of business on April 30, 2003, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 26, 2003 at 5:00 p.m., local time, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation's 2002 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-----------------------------------        -------------------------------------

-----------------------------------        -------------------------------------

-----------------------------------        -------------------------------------